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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 17, 2007

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                           FLUID MEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-52118                26-0140268
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                5813-A UPLANDER WAY                             90230
              CULVER CITY, CALIFORNIA
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (310) 665-9878


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

     See the information set forth in Item 8.01 of this Current Report on Form 8-K which is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

     On May 17, 2007, the Registrant, formerly a Delaware corporation, completed its corporate reorganization, pursuant to which it: (i) reincorporated in Nevada by a merger of the Registrant with and into its wholly-owned subsidiary, FMN Merger Co., a newly-formed Nevada corporation (the "NV Subsidiary"); and (ii) transferred of all of its current business operations to Fluid Media Networks USA, Inc., a wholly-owned and newly-formed subsidiary organized under the laws of the State of Delaware (the "DE Subsidiary") in exchange for all of the capital stock of the DE Subsidiary. As a result of the corporate reorganization, the Registrant changed its legal domicile from the State of Delaware to the State of Nevada (as part of an overall plan to change its legal domicile to Canada), and began conducting all business operations formerly conducted by the Registrant through the DE Subsidiary.

     The Registrant and the DE Subsidiary executed a Contribution Agreement solely to effectuate the transfer of the Registrant's business operations to the DE Subsidiary on May 17, 2007. The Registrant filed the Articles of Merger with the Secretary of State of the State of Nevada on May 17, 2007, and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on May 17, 2007, solely to effect the reincorporation. The Registrant also filed a Certificate of Amendment to its Articles of Incorporation changing its name from FMN Merger Co. to Fluid Media Networks, Inc. on May 18, 2007.

     On April 27, 2007, the Registrant filed with the U.S. Securities and Exchange Commission and distributed to each of its stockholders a definitive Information Statement on Schedule 14C for purposes of providing notice to all stockholders that stockholders holding 5,833,769 shares of common stock (representing approximately fifty-seven percent (57%) of the 10,155,740 shares of common stock outstanding) voted in favor of the change in domicile of the Registrant from Delaware to Nevada and the transfer of the Registrant's current business operations to the DE subsidiary.

     Except as described above, the Registrant's business, assets, liabilities, net worth and headquarters were unchanged as a result of the reorganization and the directors and officers of the Registrant prior to the reorganization continued to serve the Registrant after the reincorporation. In addition, holders of shares of common stock and shares of Series C Preferred Stock (the only outstanding class of preferred stock) of the Fluid Media Networks, Inc, the Delaware corporation, automatically became holders of shares of common stock and Series C Preferred Stock, respectively, of the NV Subsidiary on a share-for-share basis. There was no public trading market for the Registrant's shares prior to the reorganization and this continues to be the case following the reorganization. Copies of the Contribution Agreement, Agreement and Plan of Merger, Certificate of Ownership and Merger, Articles of Merger, Articles of Incorporation of the NV Subsidiary, Certificate of Amendment to the Articles of Incorporation of the NV Subsidiary, Certificate of Designations of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the NV Subsidiary and the Bylaws of the NV Subsidiary are attached as Exhibits hereto.

     Other than immaterial changes to form and references to Delaware and the General Corporation Law of Delaware, the Articles of Incorporation of the Registrant filed with the Secretary of State of Nevada and its bylaws were unchanged as compared to the Certificate of Incorporation and bylaws that previously governed the Registrant in Delaware.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     2.1 Contribution Agreement, dated as of May 17, 2007, by and between Fluid Media Networks, Inc., a Delaware corporation, and Fluid Media Networks USA, Inc., a Delaware corporation.

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     2.2   Agreement and Plan of Merger, dated as of May 17, 2007, by and between Fluid Media Networks, Inc., a Delaware corporation, and FMN Merger Co., a Nevada corporation.

     2.3 Certificate of Ownership and Merger of Fluid Media Networks, Inc, a Delaware corporation, and FMN Merger Co., a Nevada corporation.

     2.4 Articles of Merger of Fluid Media Networks, Inc., a Delaware corporation, and FMN Merger Co., a Nevada corporation.

     3.1   Articles of Incorporation of FMN Merger Co., a Nevada corporation.

     3.2 Certificate of Amendment to Articles of Incorporation of FMN Merger Co., a Nevada corporation, changing the name of FMN Merger Co. to Fluid Media Networks, Inc.

     3.3   Bylaws of FMN Merger Co., a Nevada corporation.

     4.1 Certificate of Designations of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of FMN Merger Co.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLUID MEDIA NETWORKS, INC.


                                    /s/ Justin F. Beckett
                                    ---------------------
                                    Justin F.  Beckett
                                    President


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                                  EXHIBIT INDEX

2.1 Contribution Agreement, dated as of May 17, 2007, by and between Fluid Media Networks, Inc., a Delaware corporation, and Fluid Media Networks USA, Inc., a Delaware corporation.

2.2 Agreement and Plan of Merger, dated as of May 17, 2007, by and between Fluid Media Networks, Inc., a Delaware corporation, and FMN Merger Co, a Nevada corporation.

2.3 Certificate of Ownership and Merger of Fluid Media Networks, Inc., a Delaware corporation, and FMN Merger Co., a Nevada corporation.

2.4 Articles of Merger of Fluid Media Networks, Inc., a Delaware corporation, and FMN Merger Co., a Nevada corporation.

3.1   Articles of Incorporation of FMN Merger Co., a Nevada corporation.

3.2 Certificate of Amendment to Articles of Incorporation of FMN Merger Co., a Nevada corporation, changing the name of FMN Merger Co. to Fluid Media Networks, Inc.

3.3   Bylaws of FMN Merger Co., a Nevada corporation.

4.1 Certificate of Designations of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of FMN Merger Co.